UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2025
TERAWULF INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41163	87-1909475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9 Federal Street
Easton, Maryland 21601
(Address of principal executive offices) (Zip Code)
(410) 770-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	WULF	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Securities Holders.

On May 5, 2025, TeraWulf Inc. (“TeraWulf” or the “Company”) held its Annual Meeting of Shareholders. The results of the matters submitted to a shareholder vote at the Annual Meeting were as follows:

Proposal 1 - Election of Directors: Our shareholders elected the following nine directors to serve until the 2026 Annual Meeting or until a successor is duly elected and qualified. The voting results for each of the nominees were as follows:

	For	Withhold	Broker Non-Votes
Paul Prager	151,766,724	2,334,529	94,858,561
Nazar Khan	149,404,700	4,696,553	94,858,561
Kerri Langlais	149,394,097	4,707,156	94,858,561
Michael Bucella	152,362,476	1,738,777	94,858,561
Walter Carter	152,370,758	1,730,495	94,858,561
Amanda Fabiano	152,402,872	1,698,381	94,858,561
Catherine Motz	152,257,037	1,844,216	94,858,561
Steven Pincus	145,673,466	8,427,787	94,858,561
Lisa Prager	139,079,484	15,021,769	94,858,561

Proposal 2 - Non-binding, Advisory Vote on Executive Compensation: Our shareholders approved the 2024 compensation of TeraWulf’s named executives. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
113,214,631	40,150,413	736,209	94,858,561

Proposal 3 - Ratification of appointment of Deloitte & Touche LLP (“Deloitte”) as TeraWulf’s Independent Registered Public Accounting Firm for 2025: Our shareholders ratified the selection of Deloitte as our independent registered public accounting firm for 2025. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
246,403,186	1,546,562	1,010,066	0

Proposal 4 - Approval of Amendment to the 2021 Omnibus Incentive Plan to increase the number of available shares thereunder: Our shareholders approved the amendment to our 2021 Omnibus Incentive Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
133,481,258	19,700,540	919,455	94,858,561

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TERAWULF INC.

By:	/s/ Stefanie C. Fleischmann
Name:	Stefanie C. Fleischmann
Title:	Chief Legal Officer and Corporate Secretary
Dated: May 7, 2025